UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2022
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 7.01         Regulation FD Disclosure

On June 30, 2022, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release providing an update on its holdings of common shares of UEX Corporation (“UEX”). The Company has acquired 6,844,000 UEX common shares through the facilities of the TSX at an average cost of C$0.3601 per UEX common share. When added to the 11,627,907 UEX common shares acquired by private placement on June 22, 2022 at a price of C$0.43 per share (the “Private Placement”), UEC now holds a total of 18,471,907 UEX common shares (approximately 3.32% of the shares currently outstanding).

On June 13, 2022, UEC announced that it had entered into a definitive agreement with UEX pursuant to which it is to acquire all of the issued and outstanding common shares of UEX in an all-share transaction by way of statutory plan of arrangement (the “Transaction”). The Private Placement was completed in connection with the Transaction. In announcing the closing of the Private Placement, UEC announced its intention to acquire additional UEX common shares by making purchases through the facilities of the TSX.

These additional UEX common shares are being held by UEC for investment purposes and in furtherance of the Transaction. UEC may, from to time, dependent on market or other conditions, and subject to applicable securities laws, either increase or decrease its beneficial ownership in the common shares of UEX. UEC will continue to provide periodic updates in respect of any UEX common share purchases made.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(a)                  Financial Statements of Business Acquired

Not applicable.

(b)                  Pro forma Financial Information

Not applicable.

(c)                  Shell Company Transaction

Not applicable.

(d)                  Exhibits

Exhibit	Description
99.1	News Release dated June 30, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: June 30, 2022.	By:	/s/ Pat Obara
Pat Obara, Secretary and
Chief Financial Officer

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